SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                              Form 8-K

                           CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934

                   Date of Report - June 13, 2001

                 UNION NATIONAL FINANCIAL CORPORATION
        (Exact name of registrant as specified in its charter)



    Pennsylvania                0-19214            23-2415179
---------------------------    -------------      -----------

State or other jurisdiction (Commission File     (IRS Employer
    of Incorporation)             Number)       Identification
                                                   Number)

   101 East Main Street, P.O. Box 567
         Mount Joy, Pennsylvania                        17552
---------------------------------------            --------------
(Address of principal executive offices)              (Zip Code)



 Registrant's telephone number including area code: (717) 653-1441
                                                    --------------


                                N/A
-----------------------------------------------------------------
   (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           On June 13, 2001, Union National Financial Corporation issued a press release announcing the formation of Union National Insurance Agency, Inc. An agreement with Ray N. Wiley Insurance Agency was formed to offer insurance products through the retail offices of the bank. The aforementioned is attached as an exhibit on this Current Report on Form 8-K.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

           (a)    Not Applicable.

           (b)    Not Applicable.

           (c)    Exhibits:
                  99.1     Press Release

Item 8.    Change in Fiscal Year.

           Not Applicable.

Item 9.    Regulation FD Disclosure.

           Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             UNION NATIONAL FINANCIAL CORPORATION
                             (Registrant)


Dated: June 13, 2001         /s/Mark D. Gainer
                             ----------------------------------

                             Mark D. Gainer,
                             President & Chief Executive Officer

                            EXHIBIT INDEX

                                        Page Number in
Exhibit                                 Manually Signed Original

99.1          Press Release             5

                          EXHIBIT 99.1

                          Press Release

                          Press Release

For Immediate Release
For further information contact:
Richard H. Steltzer
(717) 492-2273

   Union National Financial Corporation Forms Insurance Agency

Mount Joy, Pa., June 13, 2001 -(Nasdaq: UNNF) Union National Financial Corporation, holding company for Union National Community Bank, headquartered in Mount Joy, Pennsylvania, announced today that it has formed Union National Insurance Agency, Inc. as a wholly owned subsidiary. The announcement further states that Union National Insurance Agency has entered into an agreement with the Ray N. Wiley Agency to offer insurance products through the retail offices of the bank.

Beginning July 2, 2001, a licensed agent of the Wiley Agency will have office area at Union National Community Bank's location at 101 East Main Street, Mount Joy, Pennsylvania. However, the agent will be available to meet with clients at any of Union National's seven offices. Insurance products offered will be Auto, Home, Business, Life, Health, Long Term Disability, and Long Term Care/Nursing Home.

"As a full service financial services provider, this initiative is part of our strategic plan to expand and enhance our products," said Mark Gainer, President and Chief Executive Officer of Union National. "Insurance is a natural extension to the financial services we already offer. When we decided to look for a partner, the Wiley Agency was our first choice because of their reputation for outstanding service."

Union National Community Bank is a wholly owned subsidiary of Union National Financial Corporation, a publicly traded company
(Nasdaq: UNNF), with assets of nearly $300 million. Union
National Community Bank has been in operation since 1853 and has seven offices in Lancaster County, Pennsylvania.

This press release may contain forward-looking statements that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of Union National Financial
Corporation, Union National Community Bank, Union National
Insurance Agency, Inc.  or the combined companies.